Exhibit 10.26

WILLIS ENGINE SECURITIZATION TRUST,

as issuer of the Notes,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Indenture Trustee

GENERAL SUPPLEMENT 2009-1

Dated as of March 20, 2009

to

AMENDED AND RESTATED INDENTURE

Dated as of December 13, 2007

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS

Section 1.01.	Definitions	1

ARTICLE II

AMENDMENTS

Section 2.01.	Amendments to Definitions	1
Section 2.02.	Amendment to Section 5.02(m)(i) of the Indenture	2
Section 2.03.	Deletion of Section 5.02(m)(iii) of the Indenture	2

ARTICLE III

EFFECTIVE DATE

Section 3.01.	Effective Date	2

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01.	Ratification of Indenture	2
Section 4.02.	Counterparts	3
Section 4.03.	Governing Law; Jurisdiction	3
Section 4.04.	Amendments and Modifications	3
Section 4.05.	Waiver of Jury Trial	3

i

This GENERAL SUPPLEMENT 2009-1, dated as of March 20, 2009 (as amended, modified or supplemented from time to time, this “Supplement”), issued pursuant to, and incorporating the terms of, the Amended and Restated Indenture, dated as of December 13, 2007 (as previously supplemented and as further amended, modified or supplemented from time to time, the “Indenture”), is entered into between WILLIS ENGINE SECURITIZATION TRUST, a Delaware statutory trust, as issuer of the Notes under the Indenture (“WEST”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Indenture Trustee (the “Indenture Trustee”).

WITNESSETH THAT:

WHEREAS, WEST has requested that the Indenture Trustee agree to amendments to the Indenture and, on behalf of the Indenture Trustee, WEST has delivered a written notice of such request and proposed amendments to the Holders of all of the Notes issued under the Indenture, asking whether or not the Indenture Trustee should consent to such amendments;

WHEREAS, a Requisite Majority of the Holders of the Notes has consented to the amendments requested by WEST;

WHEREAS, WEST has delivered a written notice of such amendments to the Senior Liquidity Provider, and the Senior Liquidity Provider has consented to such amendments, subject to certain limitations;

WHEREAS, as required under the Indenture, WEST has provided a prior written notice to the Rating Agencies setting forth the substance of such amendments; and

WHEREAS, WEST wishes to amend the Indenture in the foregoing respects by the execution and delivery of this Supplement.

NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.    Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Indenture. The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Supplement.

ARTICLE II

AMENDMENTS

Section 2.01.    Amendments to Definitions.  (a) The definitions of “Hedged Lease” and “Maximum Required Hedge Amount” in the Indenture are hereby deleted.

(b)      Clause (f) of the definition of “Early Amortization Event” in the Indenture is hereby amended and restated in its entirety to read as follows:

            (f)       The actual notional amount of the Interest Rate Hedge Agreements to which WEST and all WEST Group Members are parties as provided in Section 5.02(m) hereof has been less than the Minimum Required Hedge Amount for a period of more than sixty (60) days; provided that such Early Amortization Event shall terminate on the date on which the Administrative Agent certifies to the Indenture Trustee in writing that the actual notional amount of WEST’s Interest Rate Hedge Agreements is greater than the Minimum Required Hedge Amount.

(c)      The definition of “Minimum Required Hedge Amount” in the Indenture is hereby amended and restated in its entirety to read as follows:

“Minimum Required Hedge Amount” means, as of any date of determination, an amount equal to the product of forty-five percent (45%) and the Outstanding Principal Balance of the Notes as of such date.

Section 2.02.       Amendment to Section 5.02(m)(i) of the Indenture.  Section 5.02(m)(i) of the Indenture is hereby amended and restated in its entirety to read as follows:

(i)    WEST will maintain, directly or through one or more WEST Group Members, one or more Interest Rate Hedge Agreements and will use commercially reasonable efforts to maintain such Interest Rate Hedge Agreements in an aggregate notional balance that is not less than the Minimum Required Hedge Amount and that will obligate WEST or the applicable Eligible Hedge Counterparty to make a Periodic Hedge Payment on each Payment Date. Any Hedge Payments from an Eligible Hedge Counterparty (including Hedge Termination Payments) shall be deposited by WEST directly into the Collections Account, and any Hedge Payment due from WEST (including Hedge Termination Payments) will be made to the extent of the Available Collections Amount as provided in Section 3.14.

Section 2.03.    Deletion of Section 5.02(m)(iii) of the Indenture.  Section 5.02(m)(iii) of the Indenture is hereby deleted.

ARTICLE III

EFFECTIVE DATE

Section 3.01.    Effective Date.  This Supplement shall become effective upon the date first set forth above.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01.    Ratification of Indenture.  As supplemented and amended by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so

2

supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

Section 4.02.    Counterparts.  This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 4.03.    Governing Law; Jurisdiction.  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. Each of the parties hereto agrees that the United States federal and New York State courts located in The City of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Supplement and, for such purposes, submits to the jurisdiction of such courts. Each of the parties hereto waives any objection which it might now or hereafter have to such courts being nominated as the forum or venue to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Supplement and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto consents to the granting of such legal or equitable relief as is deemed appropriate by such courts.

Section 4.04.       Amendments and Modifications.  The terms of this Supplement may be waived, modified or amended only in a written instrument signed by each of WEST and the Indenture Trustee and, except with respect to the matters set forth in (and subject to the terms of) Section 9.01 and 10.02 of the Indenture, only with the prior written consent of the Requisite Majority of the Holders.

Section 4.05.       Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTY HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO THIS SUPPLEMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF.

[Signatures follow.]

3

IN WITNESS WHEREOF, WEST and the Indenture Trustee have caused this Supplement to be duly executed and delivered by their respective officers all as of the day and year first above written.

WILLIS ENGINE SECURITIZATION TRUST

By:	/s/ Thomas C. Nord
Name: Thomas C. Nord
Title: Controlling Trustee

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Irene Siegel
Name: Irene Siegel
Title: Vice President

By:	/s/ Jenna Kaufman
Name: Jenna Kaufman
Title: Director